SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 13, 2001


                              PLANVISTA CORPORATION
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                       1-13772                 13-3787901
----------------------------          -----------              ------------
(STATE OR OTHER JURISDICTION          (COMMISSION              IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO.)


   3501 FRONTAGE ROAD, TAMPA, FLORIDA                             33607
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (813) 289-1000


                         HEALTHPLAN SERVICES CORPORATION
           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

         HealthPlan Services Corporation (NYSE:HPS) has changed its name, effective as of April 13, 2001, to PlanVista Corporation ("PlanVista") and its trading symbol on the New York Stock Exchange from HPS to PVC effective April 19, 2001. Effective April 13, 2001, PlanVista merged into HealthPlan Services Corporation (the "Merger") pursuant to the Certificate of Ownership and Merger which was filed with the Delaware Secretary of State. Shareholder approval was not required for the Merger because PlanVista was a wholly-owned subsidiary of HealthPlan Services Corporation. In connection with such merger, and as permitted under Delaware law, HealthPlan Services Corporation changed its name to PlanVista Corporation.

         PlanVista issued a press release on the matter on April 19, 2001, a copy of which is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         The following exhibits are included with this Report:

         Exhibit 99.1 Press release dated April 19, 2001, issued by PlanVista Corporation.

         Exhibit 99.2 Certificate of Ownership and Merger merging PlanVista Corporation into HealthPlan Services Corporation.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PLANVISTA CORPORATION



Date:  April 20, 2000                  By: /s/ PHILLIP S. DINGLE
                                           -------------------------------------
                                           Phillip S. Dingle,
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit 99.1   Press release dated April 19, 2001, issued by PlanVista
               Corporation.

Exhibit 99.2 Certificate of Ownership and Merger merging PlanVista Corporation into HealthPlan Services Corporation.